UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2014 (February 28, 2014)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-54515	68-0680859
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

641 Lexington Avenue Suite 1526 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-6410

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Staffing 360 Solutions, Inc. (“Staffing”) on March 4, 2014 (the “Original 8-K”). The Original 8-K disclosed that the transaction contemplated by that certain Asset Purchase Agreement, dated as February 2, 2014 (the “APA”), by and among Staffing (UK) Limited, a wholly owned United Kingdom subsidiary of Staffing (“Staffing UK,” together with Staffing, collectively, the “Company”), and Poolia UK Ltd. (“Poolia UK”) closed on February 28, 2014.

Pursuant to the APA, the Company purchased from the Poolia UK substantially all of Poolia UK’s business and assets, including but not limited to contracts, business information, records, book debts and goodwill. Poolia UK operates its professional staffing services from its office in London and focuses on providing temporary, contract and permanent qualified professionals to various banking, financial and commercial clients across the United Kingdom.

The aggregate consideration paid by the Company to Poolia UK for the sale and purchase of the business and assets was £500,000 (approximately $822,900) (the “Fixed Consideration”), plus an amount equal to the net asset value at the completion date of the acquisition (the “NAV Consideration,” together with the Fixed Consideration, collectively, the “Purchase Price”). The Fixed Consideration and a sum of £250,000 (approximately $411,000), being an advance payment of the NAV Consideration, was paid in full in cash on Closing. On February 28, 2014, the Company paid $1,230,178. The balance of the NAV Consideration totaling $346,653 will be paid by the Company to Poolia UK by the end of June 2014 for total consideration of $1,576,831.

This Current Report on Form 8-K/A amends Item 9.01(a) and (b) of the Original 8-K and is being filed solely to provide the financial statements and pro-forma financial information required under Item 9.01(a) and (b), respectively, which information was not included in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Poolia UK for the fiscal years ended December 31, 2013 and 2012 filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes as of February 28, 2014 filed as Exhibit 99.2 hereto.

(c)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
99.1	Audited financial statements of Poolia UK for the fiscal years ended December 31, 2013 and 2012
99.2	Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2014	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
		Name:	Brendan Flood
		Title:	Executive Chairman